Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated all known events and transactions that occurred after December 31, 2024 through the date of the issuance of these consolidated financial statements, and determined that that no subsequent events have occurred that would require recognition or disclosure in these financial statements, except as disclosed elsewhere in these notes to the consolidated financial statements and the following:

Subsequent to the balance sheet date, the Company repurchased 52,965 ADSs in the open market for a total consideration of $110 (including transaction costs of $3) under the above-mentioned share repurchase program. The Company funded the repurchases under the repurchase program with cash on hand. All shares were purchased through the open market.
On February 6, 2025, the Compensation Committee of the Company’s Board of Directors awarded RSUs representing an aggregate of 18,440,980 ordinary shares (1,844,098 ADSs) to its directors and certain executive officers that vest over three years, subject to the recipient’s continued service. The RSUs were awarded pursuant to the Mynd.ai Equity Incentive Plan. In addition, the Compensation Committee approved the Company entering into agreements with its directors and certain executive officers providing that an aggregate of $3,070 be paid in cash to such individuals, also vesting over a period of three years, subject to their continued service.